EXHIBIT 10.2

                                THE IMPACT GROUP

                               CONTRACT AGREEMENT

This Contract Agreement (the "Agreement") is made between The Impact Group and WhOOdoo.com, Inc. ("Client"). The effective date of this Agreement is December , 1999.

1.       DESCRIPTION OF SERVICES

         Subject to the terms and conditions set forth herein, The Impact Group shall provide, either directly or in conjunction with such subcontractors as it may select, the products and services in the Statement of Work attached hereto as Exhibit A, including all necessary labor, materials, and services (hereinafter the "Work").

2.       FEES AND BILLING

         2.1 FEES. In consideration of the Work performed to this Agreement, Client shall pay The Impact Group all fees due as set forth in the Statement of Work.

         2.2 BILLING AND PAYMENT TERMS. Client will be billed at the time of shipment of equipment or software, in advance of any installation fees, and monthly in advance of the provision of recurring monthly service fees. Payment of such fees will be due within thirty (30) days of the date of each IM Group invoice for all labor and materials, and before the first of the month for monthly service charges. Late payments hereunder will accrue interest at a rate of one and one-half percent (1 1/2%) per month, or the highest rate allowed by applicable law, whichever is lower. The Impact Group may discontinue performance under this Agreement in the event any payment is not received within thirty days (30) days of the date on which it is due.

         2.3 TAXES. All payments required by this Agreement are exclusive of all national, state, municipal or other governmental excise, sales, value-added, use, personal property, and occupational taxes, excises, withholding taxes and obligations and other levies now in force or enacted in the future, all of which Client will be responsible for and will pay in full.

3.       CHANGES TO THE STATEMENT OF WORK

         Client shall have the right from time to time by written notice to propose changes in or additions to the Work under the Agreement ("Change Order"), and The Impact Group shall comply, to the extent feasible, with such Change Order. If The Impact Group determines that such changes cause an increase in the cost of or time required for performance of the Work, The Impact Group shall advise Client thereof and such adjustments shall be reflected in a written Change Order.

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         In performing the Work, should The Impact Group encounter any concealed or unknown condition not expressly set forth in this Agreement, which condition affects the price or schedule for performance of the Work, the price and the schedule shall be equitably adjusted by the Change Order to cover all labor, materials and services necessary to carry out the change. No Change Order shall become effective as a part of this Agreement, and no changes in the Work shall be initiated, until the Change Order for additional work shall refer to this Agreement and be subject to the terms and conditions of this Agreement, and terms and conditions on Client's purchase order or documents that are inconsistent or in addition to this Agreement will be void. The Impact Group may also propose changes in or additions to the Work, and may proceed with them upon execution by Client and The Impact Group of a written Change Order.

4.       PRODUCT AND SERVICES ACQUIRED ON CLIENT BEHALF

         The Impact Group has the right, without Client's written approval, to acquire and charge Client for reasonable quantities of supplies and miscellaneous materials to support or accomplish the Work provided under this Agreement.

5.       CONFIDENTIAL INFORMATION; INTELLECTUAL PROPERTY OWNERSHIP; LICENSE
         GRANTS

         5.1      CONFIDENTIAL INFORMATION.

             (a) NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Each party acknowledges that it will have access to certain confidential information of the other party's business, plans, Clients, technology, and products, and other information held in confidence by the other party ("CONFIDENTIAL INFORMATION"). Confidential Information will include all information in tangible or intangible form that is marked or designated as confidential or that, under the circumstances of its disclosure, should be considered confidential. Confidential Information will also include, but not be limited to, The Impact Group Technology ("The Impact Group Technology" means The Impact Group proprietary, technology. Including The Impact Group software tools, hardware designs, algorithms, software (in source and object forms), user interface designs, architecture, class libraries, objects and documentation (both printed and electronic), network designs, know-how, trade secrets and any related intellectual property rights throughout the world (whether owned by The Impact Group or licensed to The Impact Group from a third party) and also including any derivatives, improvements, enhancements or extensions of The Impact Group Technology conceived, reduced to practice or developed during the term of this Agreement by either party that are not uniquely applicable to Client or that have general applicability in the art.), Client Technology ("Client Technology" means Client's proprietary technology, including Client's Internet Operations design, content, software tools, hardware designs algorithms, software (in source and object forms), user interface designs,

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                  architecture, class libraries, objects and documentation (both printed and electronic), know-how, trade secrets and any related intellectual property rights throughout the world (whether owned by Client or licensed to Client from a third party) and also including any derivatives, improvements, enhancements or extensions of Client Technology conceived, reduced to practice, or developed during the term of this Agreement by Client, and the terms and conditions of this Agreement. Each party agrees that it will not use in any way, for its own account or the account of any third party, except as expressly permitted by, or required to achieve the purposes of, this Agreement, nor disclose to any third party (except as required by law or to that party's attorneys, accountants and other advisors as reasonably necessary), any of the other party's Confidential Information and will take reasonable precautions to protect the confidentiality of such information, at least as stringent as it takes to protect its own Confidential Information.

             (b) EXCEPTIONS. Information will not be deemed Confidential Information hereunder if such information: (i) is known to the receiving party prior to receipt from the disclosing party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (ii) becomes known (independently of disclosure by the disclosing party) to the receiving party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (iii) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the receiving party; or (iv) is independently developed by the receiving party. The receiving party may disclose Confidential Information pursuant to the requirements of a governmental agency or by operation of law, provided that it gives the disclosing party reasonable prior written notice sufficient to permit the disclosing party to contest such disclosure.

         5.2 INTELLECTUAL PROPERTY.

             (a) OWNERSHIP. Except for the rights expressly granted herein and the assignment expressly made in paragraph 5.3(a), this Agreement does not transfer from The Impact Group to Client any IM Group Technology, and all right, title and interest in and to The Impact Group Technology will remain solely with The Impact Group. Except for the rights expressly granted herein, this Agreement does not transfer from Client to The Impact Group any Client Technology, and all right, title and interest in and to Client Technology will remain solely with Client. The Impact Group and Client each agrees that it will not, directly or indirectly, reverse engineer, decompile, disassemble or otherwise attempt to derive source code or other trade secrets from the other party.

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         (b)      GENERAL SKILLS AND KNOWLEDGE. Notwithstanding anything to the contrary in this Agreement, The Impact Group will not be prohibited or enjoined at any time by Client from utilizing any skills or knowledge of a general nature acquired during the course of providing the Services, including, without limitation, information publicly known or available or that could reasonably be acquired in similar work performed for another Client of The Impact Group.

6.       WARRANTY AND DISCLAIMER

         6.1 PERFORMANCE. The Impact Group warrants that it will perform the Work in a manner consistent with industry standards reasonably applicable to the performance thereof. Client will be deemed to have accepted Work on delivery unless rejected, in writing, within ten (10) days of delivery.

         6.2      NO OTHER WARRANTY. EXCEPT FOR THE EXPRESS WARRANTY SET OUT IN
                  SECTION 6.1 ABOVE, THE WORK IS PROVIDED ON AN "AS IS" BASIS, AND CLIENT'S USE OF THE WORK IS AT ITS OWN RISK. THE IMPACT GROUP DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY AND ALL OTHER EXPRESS AND/OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT AND TITLE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE.

7.       LIMITATION OF LIABILITY/EXCLUSIVE REMEDY

         7.1 IN NO EVENT WILL THE IMPACT GROUP BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO DAMAGES CAUSED BY CLIENT'S FAILURE TO PERFORM ANY OF ITS RESPONSIBILITIES, OR FOR ANY LOSS OF BUSINESS OR PROSPECTIVE BUSINESS OPPORTUNITIES, PROFITS, SAVINGS, INFORMATION, USE OR OTHER COMMERCIAL OR ECONOMIC LOSS, EVEN IF THE IMPACT GROUP HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8.       INDEMNIFICATION

         8.1 CLIENT'S INDEMNIFICATION OF THE IMPACT GROUP. Client will indemnify, defend and hold The Impact Group, its affiliates and Clients harmless from and against any and all Losses resulting from or arising out of any Action brought by or against The Impact Group alleging, with respect to the Work or Client's use thereof, infringement or misappropriation of any intellectual property

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                  rights of any third parties relating to Client Pre-existing
                  Technology or Client Confidential Information.

9.       TERM AND TERMINATION

         9.1 TERM. This Agreement and the rights granted hereunder shall continue until terminated as set forth below.

         9.2 TERMINATION. Either party may terminate this Agreement, in whole or in part, at any time without cause upon thirty (30) days written notice. If the Agreement is terminated by Client pursuant to this Section 10.2, The Impact Group shall have no further responsibility under this Agreement, and Client shall promptly pay The Impact Group for (I) all Work performed, and incidental expenses incurred, up to the date of termination,
                  (ii) any remaining minimum payment commitments through the end of the Term specified in the Scope of Work, and (iii) any additional direct costs which The Impact Group incurs as a result of such termination, including but not limited to the costs of terminating purchase orders and other contractual obligations made by The Impact Group to meet its obligations under this Agreement.

         9.3 SURVIVAL. The following provisions will survive any expiration or termination of this Agreement: Sections 2, 5, 6.2, 7.1, 8,
                  9.3 and 10.

         9.4 MATERIAL BREACH OR DEFAULT. In the event either party shall be in breach or default of any of the material terms or conditions of this Agreement (including but not limited to such party becoming bankrupt or insolvent, suffering a receiver to be appointed, or making an assignment for the benefit of creditors) and the defaulting party has not taken steps to cure such breach or default within ten (10) days after the receipt of written notice from the non-defaulting party, then in addition to all other rights and remedies at law, in equity or otherwise, the non-defaulting party, then in addition to all other rights and remedies at law, in equity or otherwise, the non-defaulting party shall have the right to terminate this Agreement without further charge, obligation or liability whatsoever to the non-defaulting party; provided, however, that if Client terminates the Agreement pursuant to this Section 10.3, Client shall promptly pay The Impact Group for all Work performed, and incidental expenses incurred, up to the date of termination, plus any third party services that Client continues to receive.

10.      MISCELLANEOUS PROVISIONS

         10.1 FORCE MAJEURE. Except for the obligation to pay money, neither party will be liable for any failure or delay in its performance under this Agreement due to any cause beyond its reasonable control, including act of war, acts of God, earthquake, flood, embargo, riot, sabotage, labor shortage or dispute, governmental act, failure of equipment, or failure of the Internet, provided that

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                  the delayed party: (a) gives the other party prompt notice of such cause, and (b) uses its reasonable commercial efforts to correct promptly such failure or delay in performance.

         10.2 NON-SOLICITATION. During the term of this Agreement and for the period ending one (1) year following termination or expiration of this Agreement in accordance with its terms, Client agrees that it will not, and will ensure that its affiliates do not, directly or indirectly, solicit or attempt to solicit for employment any persons employed by or contracting with The Impact Group during such period. Client acknowledges that breach of this provision will adversely affect The Impact Group and its business and that as a consequence of such breach Client will pay liquidated damages to The Impact Group in a sum equal to one hundred percent
                  (100) of the solicited employees' annual compensation as offered by Client to such employee.

         10.3 GOVERNING LAW; DISPUTE RESOLUTION, SEVERABILITY. This Agreement is made under and will be governed by and construed in accordance with the laws of the State of Massachusetts (except that body of law controlling conflicts of law). Any dispute relating to the terms, interpretation or performance of this Agreement (other than claims for preliminary injunctive relief or other pre-judgment remedies) will be resolved at the request of either party through binding arbitration.

         10.4 ASSIGNMENT; NOTICES. Client may not assign its rights or delegate its duties under this Agreement either in whole or in part without the prior written consent of The Impact Group, except that Client may assign this Agreement in whole as part of a corporate reorganization, consolidation, merger, or sale of substantially all of its assets. Any attempted assignment or delegation without such consent will be void. The Impact Group may assign this Agreement in whole or part. This Agreement will bind and inure to the benefit of each party's successors and permitted assigns. Any notice or communication required or permitted to be given hereunder may be delivered by hand, deposited with an overnight courier, sent by confirmed facsimile, or mailed by registered or certified mail, return receipt requested, postage prepaid, in each case to the address of the receiving party indicated in this subsection, or at such other address as may hereafter be furnished in writing by either party hereto to the other. Such notice will be deemed to have been given as of the date it is delivered, mailed or sent, whichever is earlier.

                         Attn:  Paulo Mylla           Attn:  Richard F. O'Leary
                         WhOOdoo.com                  The Impact Group
                         1660 Trade Center Way        P.O. Box 355
                         Naples, FL 34109             Chelmsford, MA 01824

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         10.5     RELATIONSHIP OF PARTIES. The Impact Group and the Client are
                  independent companies and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise or agency between The Impact Group and Client. Neither The Impact Group nor Client will have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent, except as otherwise expressly provided herein.

         10.6 MODIFICATIONS; WAIVER. All modifications to this Agreement or exhibits shall be in writing and signed by a duly authorized representative of each party. If either party hereto waives or modifies any term or condition of this Agreement, such action will not void, waive or change any other term or condition, nor will the waiver by one party of any default hereunder by the other constitute the present or future waiver of any other default hereunder. If any part of this Agreement, for any reason, is declared to be invalid, it shall be deemed omitted, and the remainder of this Agreement shall continue in effect as if the Agreement had been entered into without the invalid provision.

         10.7 ENTIRE AGREEMENT; COUNTERPARTS. This Agreement, including all documents incorporated herein by reference, constitutes the complete and exclusive agreement between the parties with respect to the subject matter hereof, and supersedes and replaces any and all prior or contemporaneous discussions, negotiations, understandings and agreements, written and oral, regarding such subject matter. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. The parties further agree that a signed facsimile of this Agreement will be deemed an original.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the Effective Date first set out above.

The Impact Group                                     CLIENT:___________________

By:_________________________                         By:________________________

Name:______________________                          Name:______________________

Title:_______________________                        Title:_____________________